UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549




                            FORM 8-K



                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



                 Date of Report (Date of Earliest
                 Event Reported: November 1, 2004
                 --------------------------------


                           ENNIS, INC.
 ---------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


       TEXAS                      1-5807         75-0256410
 ---------------------------------------------------------------
  (State or other Jurisdiction  (Commission   I. R. S. Employer
     of incorporation)          File Number) Identification No.)



   2441 Presidential Parkway, Midlothian, Texas         76065
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   (Address of principal executive offices)           (Zip Code)



                         (972) 775-9801
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       (Registrant's telephone number, including area code)

                            No Change
 ---------------------------------------------------------------
 (Former name or former address, if changed since last report)

Item 3.02.  Unregistered Sale of Equity Securities
            ---------------------------------------
      On November 1, 2004, Ennis, Inc. (the "Company") completed the acquisition of Royal Business Forms, Inc. ("Royal"), a privately held company headquartered in Arlington Texas. In connection with the acquisition, the stockholders of Royal received 177,458 shares of the Company's common stock valued at $3,700,000.

      The shares of common stock issued to the shareholders of Royal Business Forms will not be registered under the Securities Act of 1933, as amended, or any state securities laws. The sales were made in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The press release related to that transaction is attached as Exhibit 99.1 hereto.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------
      (c) Exhibits

          99.1 Press  Release,  dated November 1, 2004,  entitled
               "Ennis, Inc. Acquires Royal Business Forms,  Inc.,
               Purchase of Royal for $3.7 Million in Stock".

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ENNIS, INC.


Date:  November 2, 2004       /s/ Harve Cathey
                              ---------------------------------
                              Harve Cathey,
                              Vice President - Finance and CFO,
                              Secretary, Principal Financial and
                              Accounting Officer
                              Ennis, Inc.

                          EXHIBIT INDEX



          Exhibit                  Exhibit
          Number

       Exhibit 99.1   Press  Release, dated November  1,  2004,
                      entitled  "Ennis,  Inc.  Acquires   Royal
                      Business Forms, Inc., Purchase of Royal for $3.7 Million in Stock".